UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2014

HERITAGE COMMERCE CORP
(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, CA	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Heritage Commerce Corp (the “Company”) hereby amends its Current Report on Form 8-K dated November 1, 2014 and filed with the Securities and Exchange Commission on November 4, 2014 (the “Current Report”) to amend Item 9.01 to include required financial statements and pro forma financial information.  At the filing of the Current Report disclosing the Registrant’s bank subsidiary, Heritage Bank of Commerce (“HBC”), acquisition of BVF/CSNK Acquisition Corp., a Delaware corporation, (“BVF”), the Company indicated that it would file the necessary financial information not later than 71 days after the date on which the Current Report was required to be filed.  Item 9.01 of the Current Report is hereby amended as follows:

Item 9.01                                           Financial Statements and Exhibits.

(a)(1)                  Financial statements required by this item for BVF for the years ended December 31, 2013 and 2012.

(a)(2)                  Financial statements required by this item for BVF as of and for the six months ended June 30, 2014.

(b)(1)                  Pro forma financial information required by this item as of and for the six months ended June 30, 2014 and the year ended December 31, 2013.

(c)                                  Not applicable.

(d)                                 Exhibits.

2.1                               Stock Purchase Agreement dated October 8, 2014 (incorporated by reference from the Registrant’s Current Report on Form 8-K, previously filed with the SEC on October 9, 2014).

99.1                        BVF/CSNK Acquisition Corp. and Subsidiary Consolidated Financial Statements for the years ended December 31, 2013 and 2012 with Report of Independent Auditors.

99.2                        BVF/CSNK Acquisition Corp. and Subsidiary Unaudited Consolidated Financial Statements as of and for the six months ended June 30, 2014.

99.3                        Unaudited Pro Forma Condensed Combined Financial Information as of and for the six months ended June 30, 2014 and the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERITAGE COMMERCE CORP

DATED: January 13, 2015	By:	/s/ Lawrence D. McGovern
Lawrence D. McGovern
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit	Description

2.1	Stock Purchase Agreement, dated October 8, 2014 (incorporated by reference from the Registrant’s Current Report on Form 8-K, previously filed with the SEC on October 9, 2014).

99.1	BVF/CSNK Acquisition Corp. and Subsidiary Consolidated Financial Statements for the years ended December 31, 2013 and 2012 with Report of Independent Auditors.

99.2	BVF/CSNK Acquisition Corp. and Subsidiary Unaudited Consolidated Financial Statements as of and for the six months ended June 30, 2014.

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the six months ended June 30, 2014 and the year ended December 31, 2013.